Income taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Tax loss carryforwards	$ 80,963	$ 76,694
Research and development deductions and investment tax credits	27,709	29,116
Tax values of depreciable assets in excess of accounting values	3,230	2,773
Share issue costs and other	1,413	544
Total deferred tax assets	113,315	109,127
Valuation allowance	(112,855)	(108,658)
Net deferred tax assets	$ 460	$ 469